                     FIRST COMMUNITY FINANCIAL CORPORATION


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The Corporation will furnish to any shareholder upon request and without charge a copy of the Articles of Incorporation and Bylaws of the Corporation, which set forth certain other provisions with respect to acquisition of shares of the Corporation, as well as a description of the Corporation's authorized common and preferred stock and other provisions affecting stockholder rights and corporate governance.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common    UNIF GIFT MIN ACT - ......Custodian.......
    TEN ENT - as tenants by the entireties                 (Cust)        (Minor)
    JT TEN  - as joint tenants with                under Uniform Gifts to Minors
              right of survivorship               Act...........................
              and not as tenants                             (State)
              in common

    Additional abbreviations may also be used though not in the above list.


     For value received, ______________ hereby sell, assign and transfer unto

       PLEASE INSERT SOCIAL SECURITY OR OTHER IDENFIYING NUMBER
                OF ASSIGNEEE)
     _________________________________________

     _________________________________________

     ---------------------------------------------------------------------------
               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE
                OF ASSIGNEE
     ___________________________________________________________________________

     ___________________________________________________________________________

     ____________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

     __________________________________________________________________ Attorney

     to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated _______________________________

                                ________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


       SIGNATURE(S)GUARANTEED:__________________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC, RULE 17Ad-15.

                          [CERTIFICATE APPEARS HERE]